Exhibit 10.5
AMENDMENT NO. 2

This AMENDMENT NO. 2, dated as of July 21, 2006 (this “Amendment”), to the Existing Bridge Credit Agreement is among TRIBUNE COMPANY, a Delaware corporation (the “Borrower”), the Agent and certain of the Lenders (capitalized terms used herein have the meanings set forth in, or are defined by reference in, Article I below).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Borrower, the Initial Lenders and Citicorp North America, Inc., as the administrative agent (the “Agent”), are parties to an Amended and Restated Bridge Credit Agreement, dated as of June 27, 2006 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Bridge Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Bridge Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Bridge Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend such provisions of the Existing Bridge Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1.   Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Agent” is defined in the first recital.

“Amendment” is defined in the preamble.

“Amendment No. 2 Effective Date” is defined in Article III hereof.

“Borrower” is defined in the preamble.

“Bridge Credit Agreement” is defined in the first recital.

“Existing Bridge Credit Agreement” is defined in the first recital.

SECTION 1.2.   Other Definitions. Terms for which meanings are provided in the Existing Bridge Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT

Effective on and subject to the occurrence of the Amendment No. 2 Effective Date, the provisions of the Existing Bridge Credit Agreement referred to below are hereby amended in accordance with this Article II.

SECTION 2.1.   Amendment to Section 1.01. The definition of “Net Cash Proceeds” set forth in Section 1.01 of the Existing Bridge Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Net Cash Proceeds” means, with respect to the sale or issuance of any equity interest by the Borrower or any of its Subsidiaries, or the incurrence or issuance of any Debt for Borrowed Money (exclusive of any such Debt in respect of commercial paper) by the Borrower or any of its Subsidiaries, the excess of (i) the sum of the cash and cash equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions or other similar payments, and other related out-of-pocket costs, fees, commissions, premiums and expenses, incurred by the Borrower or such Subsidiary in connection therewith.

SECTION 2.2.   Amendment to Section 2.09. Clause (b)(i) of Section 2.09 of the Existing Bridge Credit Agreement is hereby amended by deleting the parenthetical “(excluding the Debt incurred hereunder or under the Amended and Restated Five-Year Credit Agreement)” and inserting in place thereof the following parenthetical:

“(excluding, without duplication, (x) the Debt incurred hereunder or under the Amended and Restated Five-Year Credit Agreement and (y) the incurrence or issuance of any Debt for Borrowed Money by the Borrower or any of its Subsidiaries after the Original Effective Date consisting of commercial paper)”.

ARTICLE III

CONDITIONS PRECEDENT

This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Agent.

SECTION 3.1.   Execution of Counterparts. The Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of (i) the Borrower, (ii) the Agent and (iii) the Required Lenders.

SECTION 3.2.   Fees and Expenses. The Agent shall have received all reasonable and documented fees and expenses, if any, due and payable pursuant to the Bridge Credit Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby represents and warrants as follows:

(a) The representations and warranties contained in Section 4.01 of the Existing Bridge Credit Agreement (except the representations set forth in the last sentence of clause (e)(i) thereof and in clause (f) thereof) are correct in all material respects, before and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties are correct as of such earlier date).

(b) As of the date hereof, no Default exists or has occurred and is continuing.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1.   Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Bridge Credit Agreement and the Notes shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to or modification of any other term or provision of the Existing Bridge Credit Agreement, any Note or of any transaction or further or future action on the part of the Borrower which would require the consent of any of the Lenders under the Existing Bridge Credit Agreement or the Notes.

SECTION 5.2.   Loan Document. This Amendment is executed pursuant to the Existing Bridge Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including, without limitation, Article VIII thereof.

SECTION 5.3.   Fees and Expenses. The Borrower agrees to pay those reasonable and documented fees payable to the Agent in connection with this Amendment and all other reasonable and documented out-of-pocket expenses incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable and documented fees and disbursements of Mayer, Brown, Rowe & Maw LLP, as counsel for the Agent.

SECTION 5.4.   Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 5.5.   Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 5.6.   Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 5.7.   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.8.   Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective partners or officers thereunto duly authorized as of the day and year first above written.

                    TRIBUNE COMPANY

                  By: /s/ Chandler Bigelow
                    Name: Chandler Bigelow
                    Title:  Vice President & Treasurer

                   CITICORP NORTH AMERICA, INC., as Agent

                    By: /s/ Anish M. Shah
                Name: Anish M. Shah
                Title: Vice President

                    LENDERS

                    CITICORP NORTH AMERICA, INC.

                    By: /s/ Anish M. Shah
                Name: Anish M. Shah
                Title: Vice President

                    MERRILL LYNCH CAPITAL CORPORATION

                    By: /s/ Nancy E. Meadows
                Name: Nancy E. Meadows
                               Title: Vice President

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                    By: /s/ James L. Stone
                Name: James L. Stone
                Title: Managing Director

                    BANK OF AMERICA, N.A.

                    By: /s/ Todd Shipley
                Name: Todd Shipley
                Title: Senior Vice President